UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
EXCHANGE ACT OF 1934
(AMENDMENT NO.    )
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First Business Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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First Business Financial Services Vote Online Go to www.envisionreports.com/FBIZ or scan the QR code - login details are located in the shaded bar below. First Business Financial Services, Inc. Annual Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the First Business Financial Services, Inc. Annual Shareholder Meeting to be Held on April 30, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2021 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Notice of Annual Meeting and Annual Report on Form 10-K are available at: www.envisionreports.com/FBIZ Easy Online Access - Your your proxy materials and vote. Step 1: Go to www.envisionreports.com/FBIZ Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen for your delivery preferences Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before Monday, April 20, 2021 to facilitate timely delivery.

First Business Financial Services, Inc. Annual Shareholder Meeting Notice The 2021 Annual Meeting of Shareholders of First Business Financial Services, Inc. will be held on Friday, April 30, 2021 at 10:00 am CT, virtually via the Internet at www.meetingcenter.io/269930206. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is FBIZ2021. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends a vote "FOR" all the nominees listed in proposal one and "FOR" proposals two, three, and four. 1. Election of four Class II Director Nominees. 01 - Laurie S. Benson 02 - Mark D. Bugher 03 - Corey A. Chambas 04 - John J. Harris 2. To act upon a proposal to approve and amendment to the First Business Financial Services, Inc. Equity Incentive Plan. 3. To approve, in a non-binding, advisory vote, the compensation of the Company's named executive officers. 4. To ratify the appointment of Crowe LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Company is not currently aware of any such business. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here's how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet - Go to www.envisionreports.com/FBIZ. Click Cast Your Vote or Request Materials. Phone - Call us free of charge at 1-866-641-4276 Email - Send an email to investorvote@computershare.com with "Proxy Materials First Business" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of current meeting materials. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by Monday, April 20, 2021.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 30, 2021 FIRST BUSINESS FINL SVCS INC. Meeting Information Meeting Type: Annual Meeting For holders as of: February 26, 2021 Date: April 30, 2021 Time: 10:00 AM CDT Location: Virtually via the internet at: www.meetingcenter.io/269930206. To access the virtual meeting, you must refer to the "Important Information About Voting and Annual Meeting Participation" section of the Proxy Statement. The password: FBIZ2021 BARCODE BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote by Internet: To vote by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by an arrow available and follow the instructions. Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.
Voting Items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Laurie S. Benson 02 Mark D. Bugher 03 Corey A. Chambas 04 John J. Harris The Board of Directors recommends you vote FOR the following proposal(s): 2 To act upon a proposal to approve an amendment to the First Business Financial Services, Inc. 2019 Equity Incentive Plan. 3 To approve, in a non-binding, advisory vote, the compensation of the Company's named executive officers. 4 To ratify the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. Note: Such other business as may properly come before the meeting or any adjournment thereof.

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE